                                                                    EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002 **


Available Amount to Note Holders:                                                                2,906,704.96

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                            --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                           --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                      2,516.82
             (b) Servicer Fees from current and prior Collection Period                             20,078.85
             (c) Servicing Charges inadvertently deposited in Collection Account                           --
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                             4,438.37
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --
(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                       --
             Class A-2 Note Interest                                                                       --
             Class A-3 Note Interest                                                                       --
             Class A-4 Note Interest                                                               178,422.37

(viii)     Class B-1 Note Interest                                                                   5,058.64
(ix)       Class B-2 Note Interest                                                                   3,277.09
(x)        Class B-3 Note Interest                                                                   4,301.91
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                       --
             Class A-2 Principal Distribution Amount                                                       --
             Class A-3 Principal Distribution Amount                                                       --
             Class A-4 Principal Distribution Amount                                             2,559,136.37
(xii)      Note Insurer Reimbursement Amount                                                               --
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            55,633.40
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal            27,816.70
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            45,607.79
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                            --
(xviii)    Remaining Amount to Residual Holder                                                             --


           Reviewed By:



           --------------------------------------------------------------------
           Joel Cappon
           Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


AVAILABLE FUNDS
    Collection Account balance, as of March 31, 2002                                         514,301.60
    Add: Investment earnings on amounts in Collection Account                                    877.95
    Add: Payments due Collection Account from last 3 business days of Collection Period      448,342.16
    Less: Amounts inadvertently deposited into collection account                                416.67
    Add: Additional contribution for terminated trade-ups and rebooked leases                 37,524.60
    Add: Servicer Advance on current Determination Date                                    1,906,075.32
                                                                                          -------------
      Available Funds on Payment Date                                                      2,906,704.96
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,906,704.96
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,906,704.96
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                         2,516.82
    Unreimbursed Servicer Advances paid                                                        2,516.82
                                                                                          -------------
      Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,904,188.14
SERVICER FEES
    Servicer Fees due                                                                         20,078.85
    Servicer Fees paid                                                                        20,078.85
                                                                                          -------------
      Servicer Fees remaining unpaid                                                                 --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,884,109.29
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,884,109.29
PREMIUM AMOUNT
    Premium Amount due                                                                         4,438.37
    Premium Amount paid                                                                        4,438.37
                                                                                          -------------
      Premium Amount remaining unpaid                                                                --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,879,670.93
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                    416.67
    Indenture Trustee Fee paid                                                                   416.67
                                                                                          -------------
      Indenture Trustee Fee remaining unpaid                                                         --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,879,254.26
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                             --
    Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                         75,000.00
                                                                                          -------------
    Total Indenture Trustee Expenses paid                                                            --
                                                                                          -------------
      Indenture Trustee Expenses unpaid                                                              --

  REMAINING AVAILABLE FUNDS                                                                2,879,254.26
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                          --
    Class A-2 Note Interest                                                                          --
    Class A-3 Note Interest                                                                          --
    Class A-4 Note Interest                                                                  178,422.37
                                                                                          -------------
      Total Class A Interest due                                                             178,422.37
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,700,831.89
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                5,058.64
    Class B-1 Note Interest paid                                                               5,058.64
                                                                                          -------------
      Class B-1 Note Interest remaining unpaid                                                       --
                                                                                          -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


  REMAINING AVAILABLE FUNDS                                                                2,695,773.25
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                3,277.09
    Class B-2 Note Interest paid                                                               3,277.09
                                                                                          -------------
      Class B-2 Note Interest remaining unpaid                                                       --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,692,496.16
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                4,301.91
    Class B-3 Note Interest paid                                                               4,301.91
                                                                                          -------------
      Class B-3 Note Interest remaining unpaid                                                       --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                2,688,194.26
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                         2,559,136.37
    Class A Note Principal Balance as of preceding Payment Date                           38,043,149.95
                                                                                          -------------
    Class A Base Principal Distribution Amount paid                                        2,559,136.37
                                                                                          -------------
      Class A Base Principal Distribution Amount remaining unpaid                                    --

    Class A-1 Note Principal Balance as of preceding Payment Date                                    --
    Class A-1 Base Principal Distribution Amount paid                                                --
                                                                                          -------------
      Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                          -------------

    Remaining Class A Base Principal Distribution Amount                                   2,559,136.37
                                                                                          -------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                    --
    Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                          -------------
      Class A-2 Note Principal Balance after distribution on Payment Date                            --

    Remaining Class A Base Principal Distribution Amount                                   2,559,136.37
                                                                                          -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                    --
    Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                          -------------
      Class A-3 Note Principal Balance after distribution on Payment Date                            --

    Remaining Class A Base Principal Distribution Amount                                   2,559,136.37
                                                                                          -------------

    Class A-4 Note Principal Balance as of preceding Payment Date                         38,043,149.95
    Class A-4 Base Principal Distribution Amount paid                                      2,559,136.37
                                                                                          -------------
      Class A-4 Note Principal Balance after distribution on Payment Date                 35,484,013.58

  REMAINING AVAILABLE FUNDS                                                                  129,057.89

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                            --
    Note Insurer Reimbursement Amount paid                                                           --
                                                                                          -------------
    Note Insurer Reimbursement Amount remaining unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                  129,057.89

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                            827,025.02
    Class B-1 Base Principal Distribution due                                                 55,633.40
    Class B-1 Base Principal Distribution paid                                                55,633.40
                                                                                          -------------
      Class B-1 Base Principal Distribution remaining unpaid                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


      Class B-1 Note Principal Balance after distribution on Payment Date                    771,391.62

  REMAINING AVAILABLE FUNDS                                                                   73,424.49

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                            413,512.43
    Class B-2 Base Principal Distribution due                                                 27,816.70
    Class B-2 Base Principal Distribution paid                                                27,816.70
                                                                                          -------------
      Class B-2 Base Principal Distribution remaining unpaid                                         --
      Class B-2 Note Principal Balance after distribution on Payment Date                    385,695.74
  REMAINING AVAILABLE FUNDS                                                                   45,607.79
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                            827,025.02
    Class B-3 Base Principal Distribution due                                                 55,633.40
    Class B-3 Base Principal Distribution paid                                                45,607.79
                                                                                          -------------
      Class B-3 Base Principal Distribution remaining unpaid                                  10,025.61
      Class B-3 Note Principal Balance after distribution on Payment Date                    781,417.23
  REMAINING AVAILABLE FUNDS                                                                          --

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
    Principal Amount paid to A noteholders, otherwise paid to B-1                                    --
    Principal Amount paid to A noteholders, otherwise paid to B-2                                    --
    Principal Amount paid to A noteholders, otherwise paid to B-3                                    --
                                                                                          -------------
    Total Principal Amount paid to A noteholders, otherwise to be paid to B                          --
  REMAINING AVAILABLE FUNDS                                                                          --

    Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                  --
    Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                  --

    Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                  --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                          --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                      --
    Remaining Indenture Trustee Expenses paid                                                        --
                                                                                          -------------
      Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                          --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                         --
    Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                          -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
  REMAINING AVAILABLE FUNDS                                                                          --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                    --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 2002


                       Initial       Beginning          Base        Additional      Total          Ending          Ending
                      Principal      Principal        Principal     Principal     Principal      Principal       Certificate
  Class                Balance        Balance        Distribution  Distribution  Distribution     Balance          Factor
---------          --------------   -------------    ------------  ------------  ------------   -------------    -----------
Class A-1           70,687,140.00              --              --       --                  --              --    0.0000000
Class A-2           53,856,869.00              --              --       --                  --              --    0.0000000
Class A-3           52,510,447.00              --              --       --                  --              --    0.0000000
Class A-4           70,687,140.00   38,043,149.95    2,559,136.37       --        2,559,136.37   35,484,013.58    0.5019868
                   --------------   -------------    ------------  -------------  ------------   -------------    ---------
   Total Class A   247,741,596.00   38,043,149.95    2,559,136.37       --        2,559,136.37   35,484,013.58    0.1432299
Class B-1            5,385,687.00      827,025.02       55,633.40       --           55,633.40      771,391.62    0.1432299
Class B-2            2,692,843.00      413,512.43       27,816.70       --           27,816.70      385,695.74    0.1432299
Class B-3            5,385,687.00      827,025.02       45,607.79       --           45,607.79       781,417.2    0.1450915
                   --------------   -------------    ------------  -------------  ------------   -------------
   Total           261,205,813.00   40,110,712.42    2,688,194.26       --        2,688,194.26   37,422,518.16

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                   48,189,242.42
      ADCPB, end of Collection Period                                         45,491,022.55
                                                                              -------------
        Base Principal Amount                                                  2,698,219.87

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period          2,352,684.29
      Servicing Advances collected during the current Collection Period        2,350,167.47
                                                                              -------------
        Unreimbursed Servicing Advances as of current Determination Date           2,516.82

CALCULATION OF INTEREST DUE

                  Beginning                                       Current                                   Total
                  Principal                  Interest            Interest              Overdue            Interest
Class              Balance                     Rate                 Due               Interest               Due
-----             ---------                  --------            --------             --------           -----------
Class A-1                   --                5.2150%                   --                   --                   --
Class A-2                   --                5.4900%                   --                   --                   --
Class A-3                   --                5.4500%                   --                   --                   --
Class A-4        38,043,149.95                5.6280%           178,422.37                   --           178,422.37
Class B-1           827,025.02                7.3400%             5,058.64                   --             5,058.64
Class B-2           413,512.43                9.5100%             3,277.09                   --             3,277.09
Class B-3           827,025.02                6.2420%             4,301.91                   --             4,301.91
                 -------------                ------            ----------          -----------           ----------
                 40,110,712.42                5.7160%           191,060.00                   --           191,060.00

CALCULATION OF PRINCIPAL DUE

                        Base            Base                                  Total
                     Principal        Principal          Overdue            Principal
 Class              Amount Pct.        Amount           Principal              Due
 -----              -----------     ------------        ---------           ---------
Class A               94.845%       2,559,136.37                 --       2,559,136.37
Class B-1              2.062%          55,633.40                 --          55,633.40
Class B-2              1.031%          27,816.70                 --          27,816.70
Class B-3              2.062%          55,633.40                 --          55,633.40
                                   -------------          ---------       ------------
                                    2,698,219.87                 --       2,698,219.87

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           48,189,242.42
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                      --------------
      Servicer Fee due current period                                                      20,078.85
      Prior Servicer Fee arrearage                                                                --
                                                                                      --------------
      Servicer Fee due                                                                     20,078.85

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period       38,043,149.95
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                      --------------
      Premium Amount due Current Period                                                     4,438.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


      Prior Premium Amount arrearage                                                              --
                                                                                      --------------
        Total Premium Amount due                                                            4,438.37

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                      --------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                      --------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                      --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                          Yes/No
                                                                          ------
  A) Event of Servicer Termination (Yes/No)                                No
  B) Note Insurer has Made a Payment (Yes/No)                              No
  C) Gross Charge Off Event has Occurred (Yes/No)                          No
  D) Delinquency Trigger Event has Occurred (Yes/No)                       No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                          Yes/No
                                                                          ------
    A) Failure to distribute to the Noteholders all or part
    of any payment of Interest required to be made under the
    terms of such Notes or the Indenture when due; and,                     No

    B) Failure to distribute to the Noteholders (x) on any
    Payment Date, an amount equal to the principal due on
    the Outstanding Notes as of such Payment Date to the
    extent that sufficient Available Funds are on deposit in
    the Collection Account of (y) on the Class A-1 Maturity
    Date, the Class A-2 Maturity Date, the Class A-3
    Maturity Date,the Class A-4 Maturity Date, the Class B-1
    Maturity Date, the Class B-2 Maturity Date, or the Class
    B-3 Maturity Date, as the case may be, on any remaining
    principal owed on the outstanding Class A-1 Notes, Class
    A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1
    Notes, Class B-2 Notes, or Class B-3 Notes, as the case
    may be.                                                                 No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                              Event                                                                       Yes/No
-------                              -----                                                                       ------
6.01(i)      Failure to make payment required                                                                      No
6.01(ii)     Failure to submit Monthly Statement                                                                   No
6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                   No
6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                         No
6.01(v)      Servicer files a voluntary petition for bankruptcy                                                    No
6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                             No
6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED APRIL 1, 2002


Gross Charge Event Calculation:

                                                                     Result
                                                                     ------
    Gross Charge Off Ratio Current Period                            (0.39)%
    Gross Charge Off Ratio Prior Period                              (0.21)%
    Gross Charge Off Ratio Second Prior Period                       (0.80)%
                                                                     -----
      Average of Gross Charge Off Ratio for Three Periods            (0.47)%
    Maximum Allowed                                                   2.50%

    Gross Charge Off Ratio:

                              ADCPB of                                                       Gross Charge Off Ratio
                           All Defaulted         Less                          End of Month       Charge Offs/
                             Contracts        Recoveries       Charge Offs         ADCPB             ADCPB
                           -------------      ----------       -----------     ------------  -----------------------
Current Period                24,977.07        39,735.97       (14,758.90)     45,491,022.55       (0.39)%
Prior Period                   5,302.27        13,805.69        (8,503.42)     48,189,242.42       (0.21)%
Second Prior Period           22,962.78        56,890.52       (33,927.74)     50,935,472.00       (0.80)%

Delinquency Event Calculation:

                                                                      Results
                                                                      -------
    Delinquency Trigger Ratio Current Period                           7.97%
    Delinquency Trigger Ratio Prior Period                             6.82%
    Delinquency Trigger Ratio Second Prior Period                      6.87%
                                                                       ----
    Average of Delinquency Trigger Ratios                              7.22%
    Maximum Allowed                                                    7.50%

    Delinquency Trigger Ratio:

                                 A                 B                  A/B
                        ------------------  ---------------   -------------------
                             ADCPB of          ADCPB of
                        Contract > 30 Days   All Contracts    Delinquency Trigger
                             Past Due       As of Month-End         Ratio:
                        ------------------  ---------------   -------------------
    Current Period         3,627,887.46      45,501,750.32               7.97%
    Prior Period           3,288,321.94      48,189,273.69               6.82%
    Second Prior Period    3,499,413.96      50,937,359.85               6.87%

                               ADCPB       Delinquency Ratio
                               ------      -----------------
    Current                  41,873,863             92.03%
    31-60 Days Past Due       2,339,083              5.14%
    61-90 Days Past Due         768,458              1.69%
    91+ Days Past Due           520,346              1.14%
                             ----------            ------
    TOTAL                    45,501,750            100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                             269,284,343.00
    Maximum Substitution (10% of Initial)                 26,928,434.30

    Prior month Cumulative ADCPB Substituted              13,399,409.02
    Current month ADCPB Substituted                          258,039.42
                                                         --------------
    Cumulative ADCPB Substituted                          13,657,448.44

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002 **

Available Amount to Note Holders:                                                                      3,680,623.90

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                                 --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                                --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                           30,139.91
             (b) Servicer Fees from current and prior Collection Period                                   29,340.11
             (c) Servicing Charges inadvertently deposited in Collection Account                                 --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                                  8,337.52
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                        --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                             --
             Class A-2 Note Interest                                                                             --
             Class A-3 Note Interest                                                                             --
             Class A-4 Note Interest                                                                     272,994.17

(viii)      Class B-1 Note Interest                                                                        6,846.09
(ix)        Class B-2 Note Interest                                                                        5,173.40
(x)         Class B-3 Note Interest                                                                        4,096.26
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                             --
             Class A-2 Principal Distribution Amount                                                             --
             Class A-3 Principal Distribution Amount                                                             --
             Class A-4 Principal Distribution Amount                                                   3,100,052.02
(xii)       Note Insurer Reimbursement Amount                                                                    --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                 67,392.44
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                 33,696.22
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                 42,120.28
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                        --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                                 --
(xviii)     Remaining Amount to Residual Holder                                                           80,018.82

            Reviewed By:


            --------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2002                                                581,489.16
     Add: Investment earnings on amounts in Collection Account                                         1,109.21
     Add: Payments due Collection Account from last 3 business days of Collection Period             (84,771.91)
     Less: Amounts inadvertently deposited into collection account                                           --
     Add: Additional contribution for terminated trade-ups and rebooked leases                               --
     Add: Servicer Advance on current Determination Date                                           3,182,797.44
                                                                                                  -------------
       Available Funds on Payment Date                                                             3,680,623.90
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,680,623.90
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,680,623.90
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                               30,139.91
     Unreimbursed Servicer Advances paid                                                              30,139.91
                                                                                                  -------------
       Unreimbursed Servicer Advances remaining unpaid                                                       --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,650,483.99
SERVICER FEES
     Servicer Fees due                                                                                29,340.11
     Servicer Fees paid                                                                               29,340.11
                                                                                                  -------------
       Servicer Fees remaining unpaid                                                                        --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,621,143.88
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                               --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,621,143.88
PREMIUM AMOUNT
     Premium Amount due                                                                                8,337.52
     Premium Amount paid                                                                               8,337.52
                                                                                                  -------------
       Premium Amount remaining unpaid                                                                       --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,612,806.36
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                           416.67
     Indenture Trustee Fee paid                                                                          416.67
                                                                                                  -------------
       Indenture Trustee Fee remaining unpaid                                                                --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,612,389.69
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                    --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                               75,000.00
                                                                                                  -------------
     Total Indenture Trustee Expenses paid                                                                   --
                                                                                                  -------------
       Indenture Trustee Expenses unpaid                                                                     --

  REMAINING AVAILABLE FUNDS                                                                        3,612,389.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                 --
     Class A-2 Note Interest                                                                                 --
     Class A-3 Note Interest                                                                                 --
     Class A-4 Note Interest                                                                         272,994.17
                                                                                                  -------------
       Total Class A Interest due                                                                    272,994.17
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,339,395.52
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       6,846.09
     Class B-1 Note Interest paid                                                                      6,846.09
                                                                                                  -------------
       Class B-1 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,332,549.44
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                       5,173.40
     Class B-2 Note Interest paid                                                                      5,173.40
                                                                                                  -------------
       Class B-2 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,327,376.03
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                       4,096.26
     Class B-3 Note Interest paid                                                                      4,096.26
                                                                                                  -------------
       Class B-3 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,323,279.77
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                3,100,052.02
     Class A Note Principal Balance as of preceding Payment Date                                  57,171,554.05
                                                                                                  -------------
     Class A Base Principal Distribution Amount paid                                               3,100,052.02
                                                                                                  -------------
       Class A Base Principal Distribution Amount remaining unpaid                                           --

     Class A-1 Note Principal Balance as of preceding Payment Date                                           --
     Class A-1 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,100,052.02
                                                                                                  -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                           --
     Class A-2 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,100,052.02
                                                                                                  -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                           --
     Class A-3 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,100,052.02
                                                                                                  -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002

     Class A-4 Note Principal Balance as of preceding Payment Date                                57,171,554.05
     Class A-4 Base Principal Distribution Amount paid                                             3,100,052.02
                                                                                                  -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                        54,071,502.03

  REMAINING AVAILABLE FUNDS                                                                          223,227.76

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                   --
     Note Insurer Reimbursement Amount paid                                                                  --
                                                                                                             --
                                                                                                  -------------
     Note Insurer Reimbursement Amount remaining unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                          223,227.76

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                 1,242,859.98
     Class B-1 Base Principal Distribution due                                                        67,392.44
     Class B-1 Base Principal Distribution paid                                                       67,392.44
                                                                                                  -------------
       Class B-1 Base Principal Distribution remaining unpaid                                                --
       Class B-1 Note Principal Balance after distribution on Payment Date                         1,175,467.53

  REMAINING AVAILABLE FUNDS                                                                          155,835.32

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                   621,429.99
     Class B-2 Base Principal Distribution due                                                        33,696.22
     Class B-2 Base Principal Distribution paid                                                       33,696.22
                                                                                                  -------------
       Class B-2 Base Principal Distribution remaining unpaid                                                --
       Class B-2 Note Principal Balance after distribution on Payment Date                           587,733.77
  REMAINING AVAILABLE FUNDS                                                                          122,139.10
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                   776,787.48
     Class B-3 Base Principal Distribution due                                                        42,120.28
     Class B-3 Base Principal Distribution paid                                                       42,120.28
                                                                                                  -------------
       Class B-3 Base Principal Distribution remaining unpaid                                                --
       Class B-3 Note Principal Balance after distribution on Payment Date                           734,667.21
  REMAINING AVAILABLE FUNDS                                                                           80,018.82
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                                                             --
     Remaining Indenture Trustee Expenses paid                                                               --
                                                                                                             --
                                                                                                  -------------
       Remaining Indenture Trustee Expenses unpaid                                                           --
  REMAINING AVAILABLE FUNDS                                                                           80,018.82
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                --
     Other Amounts Due Servicer under Servicing Agreement paid                                               --
                                                                                                             --
                                                                                                  -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                   --
  REMAINING AVAILABLE FUNDS                                                                           80,018.82
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                     80,018.82

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 2002


                       Initial        Beginning          Base         Additional        Total          Ending           Ending
                       Principal      Principal        Principal       Principal      Principal       Principal       Certificate
     Class             Balance         Balance       Distribution    Distribution    Distribution      Balance          Factor
---------------     --------------  --------------  --------------  --------------  --------------  --------------  --------------
Class A-1            70,688,994.00              --              --              --              --              --       0.0000000
Class A-2            57,258,085.00              --              --              --              --              --       0.0000000
Class A-3            48,068,516.00              --              --              --              --              --       0.0000000
Class A-4            84,119,903.00   57,171,554.05    3,100,052.02              --    3,100,052.02   54,071,502.03       0.6427908
                    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   Total Class A    260,135,498.00   57,171,554.05    3,100,052.02              --    3,100,052.02   54,071,502.03       0.2078590
Class B-1             5,655,120.00    1,242,859.98       67,392.44              --       67,392.44    1,175,467.53       0.2078590
Class B-2             2,827,560.00      621,429.99       33,696.22              --       33,696.22      587,733.77       0.2078590
Class B-3             3,534,450.00      776,787.48       42,120.28              --       42,120.28      734,667.21       0.2078590
                    --------------  --------------  --------------  --------------  --------------  --------------
   Total            272,152,628.00   59,812,631.50    3,243,260.95              --    3,243,260.95   56,569,370.54

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    70,416,269.59
      ADCPB, end of Collection Period                                                          67,173,008.63
                                                                                               -------------
        Base Principal Amount                                                                   3,243,260.95

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           3,608,145.34
      Servicing Advances collected during the current Collection Period                         3,578,005.43
                                                                                                ------------
        Unreimbursed Servicing Advances as of current Determination Date                           30,139.91


CALCULATION OF INTEREST DUE


                  Beginning                             Current                               Total
                  Principal          Interest           Interest           Overdue           Interest
   Class          Balance              Rate               Due             Interest             Due
-----------   ---------------    ---------------    ---------------   ---------------   ---------------
Class A-1                  --             4.9670%                --                --                --
Class A-2                  --             5.4500%                --                --                --
Class A-3                  --             5.5400%                --                --                --
Class A-4       57,171,554.05             5.7300%        272,994.17                --        272,994.17
Class B-1        1,242,859.98             6.6100%          6,846.09                --          6,846.09
Class B-2          621,429.99             9.9900%          5,173.40                --          5,173.40
Class B-3          776,787.48             6.3280%          4,096.26                --          4,096.26
              ---------------    ---------------    ---------------   ---------------   ---------------
                59,812,631.50             5.8003%        289,109.92                --        289,109.92


CALCULATION OF PRINCIPAL DUE

                  Base              Base                            Total
                Principal         Principal       Overdue         Principal
  Class        Amount Pct.         Amount        Principal          Due
-----------   -------------    -------------   -------------   -------------
Class A              95.584%    3,100,052.02              --    3,100,052.02
Class B-1             2.078%       67,392.44              --       67,392.44
Class B-2             1.039%       33,696.22              --       33,696.22
Class B-3             1.299%       42,120.28              --       42,120.28
                               -------------   -------------   -------------
                                3,243,260.95              --    3,243,260.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   70,416,269.59
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                       1/12
                                                                                               -------------
      Servicer Fee due current period                                                              29,340.11
      Prior Servicer Fee arrearage                                                                        --
                                                                                               -------------
      Servicer Fee due                                                                             29,340.11

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               57,171,554.05
      Premium Rate                                                                                    0.175%
      One-twelfth                                                                                       1/12
                                                                                               -------------
      Premium Amount due Current Period                                                             8,337.52
      Prior Premium Amount arrearage                                                                      --
                                                                                               -------------
        Total Premium Amount due                                                                    8,337.52

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                               -------------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                               -------------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                               -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                                               Yes/No
                                                                                               ------
     A) Event of Servicer Termination (Yes/No)                                                   No
     B) Note Insurer has Made a Payment (Yes/No)                                                 No
     C) Gross Charge Off Event has Occurred (Yes/No)                                             No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                          No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE                                                   Yes/No
                                                                                               ------

A) Failure to distribute to the Noteholders all or part of any payment of No
Interest required to be made under the terms of such Notes or the Indenture when due; and,

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount                  No
equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                  No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


     Section                                 Event                                                                      Yes/No
     --------                                ------                                                                     -------
     6.01(i)                  Failure to make payment required                                                             No
     6.01(ii)                 Failure to submit Monthly Statement                                                          No
     6.01(iii)                Failure to Observe Covenants in Servicing Agreement                                          No
     6.01(iv)                 Servicer consents to appointment of custodian, receiver, etc.                                No
     6.01(v)                  Servicer files a voluntary petition for bankruptcy                                           No
     6.01(vi)                 Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                               within 60 days                                                                              No
     6.01(vii)                Assignment by Servicer to a delegate its rights under Servicing Agreement                    No
     6.01(viii)               Servicer Trigger Event as contained in the Insurance Agreement has occurred.                 No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED APRIL 1, 2002


Gross Charge Event Calculation:

                                                                                                               Result
                                                                                                               ------
    Gross Charge Off Ratio Current Period                                                                      (0.22)%
    Gross Charge Off Ratio Prior Period                                                                        (0.35)%
    Gross Charge Off Ratio Second Prior Period                                                                 (0.26)%
                                                                                                               ------
       Average of Gross Charge Off Ratio for Three Periods                                                     (0.28)%
    Maximum Allowed                                                                                             2.50%

    Gross Charge Off Ratio:

                                 ADCPB of                                                                  Gross Charge Off
                              All Defaulted         Less                            End of Month          Ratio: Charge Offs/
                                Contracts         Recoveries          Charge Offs       ADCPB                   ADCPB
                              -------------      -----------         ------------   -------------         -------------------
    Current Period              41,612.26          54,200.56           (12,588.30)  67,173,008.63              (0.22)%
    Prior Period                 5,873.79          26,144.53           (20,270.74)  70,416,269.59              (0.35)%
    Second Prior Period        142,191.22         157,955.59           (15,764.37)  74,053,361.68              (0.26)%


Delinquency Event Calculation:

                                                                                                               Results
                                                                                                               -------
    Delinquency Trigger Ratio Current Period                                                                    7.24%
    Delinquency Trigger Ratio Prior Period                                                                      6.99%
    Delinquency Trigger Ratio Second Prior Period                                                               6.28%
                                                                                                                -----
    Average of Delinquency Trigger Ratios                                                                       6.84%
    Maximum Allowed                                                                                             7.50%


    Delinquency Trigger Ratio:


                                  A                   B                     A/B
                          ------------------  -----------------     -------------------
                              ADCPB of            ADCPB of
                          Contract > 30 Days    All Contracts       Delinquency Trigger
                               Past Due        As of Month-End             Ratio:
                          ------------------  -----------------     -------------------
    Current Period           4,862,052.43       67,190,000.15                7.24%
    Prior Period             4,921,659.06       70,416,491.26                6.99%
    Second Prior Period      4,658,938.48       74,184,691.16                6.28%


                                 ADCPB           Delinquency Ratio
                               ----------        -----------------
    Current                    62,327,948             92.76%
    31-60 Days Past Due         2,373,368              3.53%
    61-90 Days Past Due         1,364,136              2.03%
    91+ Days Past Due           1,124,548              1.67%
                                ---------              -----
    TOTAL                      67,190,000            100.00%


Substitution Limits

    ADCPB as of Cut-Off Date                                                                           226,204,781.43
    ADCPB added during Prefunding period                                                                56,551,485.09
                                                                                                       --------------
    Total Initial ADCPB                                                                                282,756,266.53
    Maximum Substitution (10% of Initial)                                                               28,275,626.65

    Prior month Cumulative ADCPB Substituted                                                            27,268,754.59
    Current month ADCPB Substituted                                                                         81,871.19
                                                                                                        -------------
    Cumulative ADCPB Substituted                                                                        27,350,625.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002**


Available Amount to Note Holders:                                                       3,472,974.23
Reserve Account balance, beginning                                                        229,466.36

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                   --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                  --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                            27,541.25
             (b) Servicer Fees from current and prior Collection Period                    31,252.86
             (c) Servicing Charges inadvertently deposited in Collection Account                  --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees        416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                          --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                              --
             Class A-2 Note Interest                                                              --
             Class A-3 Note Interest                                                              --
             Class A-4 Note Interest                                                      318,758.92
(vii)      Class B Note Interest                                                           49,003.09
(viii)     Class C Note Interest                                                           36,524.32
(ix)       Class D Note Interest                                                           11,149.89

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                              --
             Class A-2 Principal Distribution Amount                                              --
             Class A-3 Principal Distribution Amount                                              --
             Class A-4 Principal Distribution Amount                                    2,482,358.40
(xi)       Class B Base Principal Distribution Amount                                     234,613.14
(xii)      Class C Base Principal Distribution Amount                                     158,931.48
(xiii)     Class D Base Principal Distribution Amount                                      37,840.83
(xv)       Class E Note Interest                                                            8,242.89
(xvi)      Class E Principal Distribution Amount                                           40,868.10
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                      35,472.40
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)          --
(xx)       Remaining Amount to Residual Holder                                                    --


Reserve Account balance, ending                                                           264,938.76

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                  --

           Reviewed By:



           --------------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2002                                              64,860.21
     Add: Investment earnings on amounts in Collection Account                                        880.12
     Add: Payments due Collection Account from last 3 business days of Collection Period        1,015,939.91
     Less: Amounts inadvertently deposited into collection account                                        --
     Add: Additional contribution for terminated trade-ups and rebooked leases                            --
     Add: Servicer Advance on current Determination Date                                        2,391,293.99
                                                                                                ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                            3,472,974.23
     Reserve Account balance                                                                      229,466.36
                                                                                                ------------
     TOTAL AVAILABLE FUNDS                                                                      3,702,440.59

Initial Unpaid Amounts inadvertently deposited in Collection Account                                      --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     3,702,440.59

Indemnity Payments paid inadvertently deposited in Collection Account                                     --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     3,702,440.59

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            27,541.25
     Unreimbursed Servicer Advances paid                                                           27,541.25
                                                                                                ------------
       Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     3,674,899.35

SERVICER FEES
     Servicer Fees due                                                                             31,252.86
     Servicer Fees paid                                                                            31,252.86
                                                                                                ------------
       Servicer Fees remaining unpaid                                                                     --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     3,643,646.48

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                            --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     3,643,646.48

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                                ------------
       Indenture Trustee Fee remaining unpaid                                                             --
                                                                                                ------------
  REMAINING AVAILABLE FUNDS                                                                     3,643,229.82

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                 --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                                ------------
     Total Indenture Trustee Expenses paid                                                                --
                                                                                                ------------
       Indenture Trustee Expenses unpaid                                                                  --
  REMAINING AVAILABLE FUNDS                                                                     3,643,229.82

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                         --
     Class A-2 Note Interest                                                         --
     Class A-3 Note Interest                                                         --
     Class A-4 Note Interest                                                 318,758.92
       Total Class A Interest due                                            318,758.92
                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                3,324,470.90

CLASS B NOTE INTEREST
     Class B Note Interest due                                                49,003.09
     Class B Note Interest paid                                               49,003.09
                                                                          -------------
       Class B Note Interest remaining unpaid                                        --
                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                3,275,467.81

CLASS C NOTE INTEREST
     Class C Note Interest due                                                36,524.32
     Class C Note Interest paid                                               36,524.32
                                                                          -------------
       Class C Note Interest remaining unpaid                                        --
                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                3,238,943.49

CLASS D NOTE INTEREST
     Class D Note Interest due                                                11,149.89
     Class D Note Interest paid                                               11,149.89
                                                                          -------------
       Class D Note Interest remaining unpaid                                        --
                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                3,227,793.60

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                        2,422,781.80
     Class A Note Principal Balance as of preceding Payment Date          54,800,959.99
                                                                          -------------
     Class A Base Principal Distribution Amount paid                       2,422,781.80
                                                                          -------------
       Class A Base Principal Distribution Amount remaining unpaid                   --
     Class A-1 Note Principal Balance as of preceding Payment Date                   --
     Class A-1 Base Principal Distribution Amount paid                               --
                                                                          -------------
       Class A-1 Note Principal Balance after distribution                           --
                                                                          -------------
     Remaining Class A Base Principal Distribution Amount                  2,422,781.80
                                                                          -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                   --
     Class A-2 Base Principal Distribution Amount paid                               --
                                                                          -------------
       Class A-2 Note Principal Balance after distribution                           --
     Remaining Class A Base Principal Distribution Amount                  2,422,781.80
                                                                          -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                   --
     Class A-3 Base Principal Distribution Amount paid                               --
                                                                          -------------
       Class A-3 Note Principal Balance after distribution                           --
     Remaining Class A Base Principal Distribution Amount                  2,422,781.80
                                                                          -------------
     Class A-4 Note Principal Balance as of preceding Payment Date        54,800,959.99
     Class A-4 Base Principal Distribution Amount paid                     2,422,781.80
                                                                          -------------
       Class A-4 Note Principal Balance after distribution                52,378,178.19
  REMAINING AVAILABLE FUNDS                                                  805,011.80

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                 8,077,431.71
     Class B Base Principal Distribution due                                       228,982.43
     Class B Base Principal Distribution paid                                      228,982.43
                                                                                -------------
       Class B Base Principal Distribution remaining unpaid                                --
       Class B Note Principal Balance after distribution on Payment Date         7,848,449.29
  REMAINING AVAILABLE FUNDS                                                        576,029.37

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                 5,471,808.68
     Class C Base Principal Distribution due                                       155,117.13
     Class C Base Principal Distribution paid                                      155,117.13
                                                                                -------------
       Class C Base Principal Distribution remaining unpaid                                --
       Class C Note Principal Balance after distribution on Payment Date         5,316,691.55
  REMAINING AVAILABLE FUNDS                                                        420,912.25

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                 1,302,811.02
     Class D Base Principal Distribution due                                        36,932.65
     Class D Base Principal Distribution paid                                       36,932.65
                                                                                -------------
       Class D Base Principal Distribution remaining unpaid                                --
       Class D Note Principal Balance after distribution on Payment Date         1,265,878.37
  REMAINING AVAILABLE FUNDS                                                        383,979.60

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                 --
     Class A-1 Reallocated Principal Distribution                                          --
                                                                                -------------
       Class A-1 Note Principal Balance after Reallocation                                 --
  Remaining Available Funds                                                        383,979.60
                                                                                -------------
     Class A-2 Note Principal Balance after Base Principal                                 --
     Class A-2 Reallocated Principal Distribution                                          --
                                                                                -------------
       Class A-2 Note Principal Balance after Reallocation                                 --
  Remaining Available Funds                                                        383,979.60
                                                                                -------------
     Class A-3 Note Principal Balance after Base Principal                                 --
     Class A-3 Reallocated Principal Distribution                                          --
                                                                                -------------
       Class A-3 Note Principal Balance after Reallocation                                 --
  Remaining Available Funds                                                        383,979.60
                                                                                -------------
     Class A-4 Note Principal Balance after Base Principal                      52,378,178.19
     Class A-4 Reallocated Principal Distribution                                          --
                                                                                -------------
       Class A-4 Note Principal Balance after Reallocation                      52,378,178.19
  REMAINING AVAILABLE FUNDS                                                        383,979.60

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                         7,848,449.29
     Class B Reallocated Principal Distribution paid                                       --
                                                                                -------------
       Class B Note Principal Balance after Reallocation                         7,848,449.29
  REMAINING AVAILABLE FUNDS                                                        383,979.60

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                         5,316,691.55
     Class C Reallocated Principal Distribution paid                                       --
                                                                                -------------
       Class C Note Principal Balance after Reallocation                         5,316,691.55
  REMAINING AVAILABLE FUNDS                                                        383,979.60

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                         1,265,878.37
     Class D Reallocated Principal Distribution paid                                       --
       Class D Note Principal Balance after Reallocation                         1,265,878.37
  REMAINING AVAILABLE FUNDS                                                        383,979.60

CLASS E NOTE INTEREST
     Class E Note Interest due                                                       8,242.89
     Class E Note Interest paid                                                      8,242.89
                                                                                -------------
       Class E Note Interest remaining unpaid                                              --
                                                                                -------------
  REMAINING AVAILABLE FUNDS                                                        375,736.71

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                 1,407,036.46
     Class E Base Principal Distribution due                                        39,887.26
     Class E Base Principal Distribution paid                                       39,887.26
                                                                                -------------
       Class E Base Principal Distribution remaining unpaid                                --
       Class E Note Principal Balance after distribution on Payment Date         1,367,149.20
  REMAINING AVAILABLE FUNDS                                                        335,849.45

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                         1,367,149.20
     Class E Reallocated Principal Distribution paid                                       --
       Class E Note Principal Balance after Reallocation                         1,367,149.20
  REMAINING AVAILABLE FUNDS                                                        335,849.45

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                          --
     Class A-1 Supplemental Principal Distribution                                         --
                                                                                -------------
       Class A-1 Note Principal Balance after Supplemental                                 --
  Remaining Available Funds                                                        335,849.45
                                                                                -------------
     Class A-2 Note Principal Balance after Reallocated Principal                          --
     Class A-2 Supplemental Principal Distribution                                         --
                                                                                -------------
       Class A-2 Note Principal Balance after Supplemental                                 --
  Remaining Available Funds                                                        335,849.45
                                                                                -------------
     Class A-3 Note Principal Balance after Reallocated Principal                          --
     Class A-3 Supplemental Principal Distribution                                         --
                                                                                -------------
       Class A-3 Note Principal Balance after Supplemental                                 --
  Remaining Available Funds                                                        335,849.45
                                                                                -------------
     Class A-4 Note Principal Balance after Reallocated Principal               52,378,178.19
     Class A-4 Supplemental Principal Distribution                                  59,576.60
                                                                                -------------
       Class A-4 Note Principal Balance after Supplemental                      52,318,601.59
  REMAINING AVAILABLE FUNDS                                                        276,272.85

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal           7,848,449.29
     Class B Supplemental Principal Distribution paid                         5,630.72
                                                                       ---------------
       Class B Note Principal Balance after Supplemental                  7,842,818.57
  REMAINING AVAILABLE FUNDS                                                 270,642.13

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal           5,316,691.55
     Class C Supplemental Principal Distribution paid                         3,814.36
                                                                       ---------------
       Class C Note Principal Balance after Supplemental                  5,312,877.19
  REMAINING AVAILABLE FUNDS                                                 266,827.77

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal           1,265,878.37
     Class D Supplemental Principal Distribution paid                           908.18
                                                                       ---------------
       Class D Note Principal Balance after Supplemental                  1,264,970.19
  REMAINING AVAILABLE FUNDS                                                 265,919.59

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal           1,367,149.20
     Class E Supplemental Principal Distribution paid                           980.83
                                                                       ---------------
       Class E Note Principal Balance after Supplemental                  1,366,168.36
  REMAINING AVAILABLE FUNDS                                                 264,938.76

RESERVE FUND
     Required Reserve Fund Amount                                         1,751,034.78
     Reserve Account Balance, Ending                                        264,938.76
     Reserve Account Deposit/(Withdrawal)                                    35,472.40
                                                                       ---------------
  REMAINING AVAILABLE FUNDS                                                      --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                 --
     Remaining Indenture Trustee Expenses paid                                   --
                                                                       ---------------
       Remaining Indenture Trustee Expenses unpaid                               --
  REMAINING AVAILABLE FUNDS                                                      --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                          75,006,870.94
     ADCPB, end of Collection Period                                                72,052,258.99
                                                                                   --------------
       Base Principal Amount                                                         2,954,611.95

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                 2,741,609.60
     Servicing Advances collected during the current Collection Period               2,714,068.35
                                                                                   --------------
       Unreimbursed Servicing Advances as of current Determination Date                 27,541.25



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                         75,006,870.94
     Servicer Fee Rate                                                                      0.500%
     One-twelfth                                                                             1/12
                                                                                   --------------
     Servicer Fee due current period                                                    31,252.86
     Prior Servicer Fee arrearage                                                              --
                                                                                   --------------
     Servicer Fee due                                                                   31,252.86


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                              416.67
     Prior Indenture Trustee Fee arrearage                                                     --
                                                                                   --------------
     Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                            --
     Prior Indenture Trustee Expenses arrearage                                                --
                                                                                   --------------
     Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                     --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                   --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                    68,452,642.13           94.98%
     31 - 60 days past due                                       1,448,249.10            2.01%
     61 - 90 days past due                                         894,637.11            1.24%
     91+ days past due                                           1,273,121.96            1.77%
                                                                -------------
                                                                72,068,650.29

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                38,409.07
     Less Recoveries                                                                  5,628.49
                                                                                 -------------
     Total Charge Offs for the period                                                32,780.58

     End of Month ADCPB                                                          72,052,258.99
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                     0.05%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                   Initial           of Period        Interest                      Interest
   Class           Balance            Balance           Rate       Interest Due       Paid
   -----       --------------      -------------      --------     ------------    ----------
    A-1         30,818,212.00               0.00        5.855%            0.00           0.00
    A-2         31,956,385.00               0.00        6.460%            0.00           0.00
    A-3         18,823,624.00               0.00        6.700%            0.00           0.00
    A-4         61,986,631.00      54,800,959.99        6.980%      318,758.92     318,758.92
-----------    --------------      -------------       ------       ----------     ----------
  Class A      143,584,852.00      54,800,959.99         6.98%      318,758.92     318,758.92
-----------    --------------      -------------       ------       ----------     ----------
     B          13,570,520.00       8,077,431.71        7.280%       49,003.09      49,003.09
     C           9,192,933.00       5,471,808.68        8.010%       36,524.32      36,524.32
     D           2,188,793.00       1,302,811.02       10.270%       11,149.89      11,149.89
     E           2,363,897.00       1,407,036.46        7.030%        8,242.89       8,242.89
-----------    --------------      -------------       ------       ----------     ----------
Total Notes    170,900,995.00      71,060,047.86         7.15%      423,679.11     423,679.11
-----------    --------------      -------------       ------       ----------     ----------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning           (Monthly)       (Reallocated) (Supplemental)      Total
                 of Period           Principal        Principal      Principal       Principal
   Class          Balance              Paid              Paid           Paid           Paid
  -------      --------------      -------------     -------------  -------------   -----------
    A-1                  0.00               0.00          0.00            0.00             0.00
    A-2                  0.00               0.00          0.00            0.00             0.00
    A-3                  0.00               0.00          0.00            0.00             0.00
    A-4         54,800,959.99       2,422,781.80          0.00       59,576.60     2,482,358.40
-----------    --------------      -------------         -----      ----------    -------------
  Class A       54,800,959.99       2,422,781.80          0.00       59,576.60     2,482,358.40
-----------    --------------      -------------         -----      ----------    -------------
     B           8,077,431.71         228,982.43          0.00        5,630.72       234,613.14
     C           5,471,808.68         155,117.13          0.00        3,814.36       158,931.48
     D           1,302,811.02          36,932.65          0.00          908.18        37,840.83
     E           1,407,036.46          39,887.26          0.00          980.83        40,868.10
-----------    --------------      -------------         -----      ----------    -------------
Total Notes     71,060,047.86       2,883,701.26          0.00       70,910.69     2,954,611.95
-----------    --------------      -------------         -----      ----------    -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002

PRINCIPAL PAYMENT CALCULATION

                          Investor           Investor     Investor
            (defined)     Monthly          Reallocated  Supplemental     Total
              Class       Principal          Principal    Principal    Principal
Class       Percentage     Amount             Amount       Amount       Amount
-----       ----------  ------------       -----------  ------------ ------------
  A            82.00%   2,422,781.80           0.00      59,576.60   2,482,358.40
  B             7.75%     228,982.43           0.00       5,630.72     234,613.14
  C             5.25%     155,117.13           0.00       3,814.36     158,931.48
  D             1.25%      36,932.65           0.00         908.18      37,840.83
  E             1.35%      39,887.26           0.00         980.83      40,868.10
-----          -----    ------------           ----      ---------   ------------
                        2,883,701.26           0.00      70,910.69   2,954,611.95
-----          -----    ------------           ----      ---------   ------------

FLOOR CALCULATION

                         Class     Floor Hit?        Floored
   Class                 Floors     (Y/N)          Prin Amount
   -----                 ------    ---------       -----------
     A                                                 N/A
     B                      -         No            228,982.43
     C                      -         No            155,117.13
     D                      -         No             36,932.65
     E                      -         No             39,887.26
   ------                ----        ----           ----------

(Retained) Certificate Balance                    3,946,823.08
Initial OC Percentage                                     2.40%

Overcollateralization Balance (prior)             3,946,823.08
Overcollateralization Balance (current)           3,946,823.08
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      3,643,229.82

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                          Yes/No
                                                                          ------

  A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the
  terms of such Notes or the Indenture when due; and,                      No

  B) Failure to distribute to the Noteholders (x) on any
  Payment Date, an amount equal to the principal due on the
  Outstanding Notes as of such Payment Date to the extent
  that sufficient Available Funds are on deposit in the
  Collection Account of (y) on the Class A-1 Maturity Date,
  the Class A-2 Maturity Date, the Class A-3 Maturity Date,
  the Class A-4 Maturity Date, the Class B Maturity Date,
  the Class C Maturity Date, the Class D Maturity Date, or
  the Class E Maturity Date, as the case may be, on any
  remaining principal owed on the outstanding Class A-1
  Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
  Class B Notes, Class C Notes, Class D Notes, or Class E
  Notes, as the case may be.                                               No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                           Event                                                                         Yes/No
      -------                           -----                                                                         ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                        No
    6.01(ii)    Failure to submit Monthly Statement                                                                     No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                     No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                           No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                      No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                               No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002


Available Funds                                                                                               $3,498,019.46
Deposit from Reserve Account                                                                                  $  597,737.85
                                                                                                              -------------
Total Available Amount to Note Holders:                                                                       $4,095,757.31

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)          Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account                $0.00
(ii)         Indemnity Payments paid inadvertently deposited in Collection Account                                    $0.00
(iii)        Aggregate of:
               (a) Unreimbursed Servicer Advances (Other than current Collection Period)                         $42,669.16
               (b) Servicer Fees from current and prior Collection Period                                        $62,271.77
(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                            $416.67
(v)          Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                       $0.00

(vi)         Class A-1 through A-2 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                          $234,061.12
               Class A-2 Note Interest                                                                          $644,910.00
(vii)          Class B Note Interest                                                                             $81,835.08

(viii)       Class A Base Principal Distribution Amount
               Class A-1 Principal Distribution Amount                                                        $2,782,106.22
               Class A-2 Principal Distribution Amount                                                                $0.00
(ix)         Class B Base Principal Distribution Amount                                                         $223,951.28
(x)          Supplemental Interest Reserve Account addition amount                                               $23,536.01
(xi)         Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                            $0.00
(xii)        Excess to Trust Certificate Holder                                                                       $0.00


             Reviewed By:



             ------------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2002                                 1,366,303.84
     Investment earnings on amounts in Collection Account                                 2,469.78
     Payments due Collection Account from last 3 business days of Collection Period     863,701.40
     Servicer Advance on current Determination Date                                   1,265,544.44
     Additional Contribution for loss on termination                                          0.00
     Deposit from Reserve Account                                                       597,737.85
     Deposit from Letter of Credit Account                                                    0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                  4,095,757.31

Initial Unpaid Amounts inadvertently deposited in Collection Account                          0.00
  REMAINING AVAILABLE FUNDS                                                           4,095,757.31

Indemnity Payments paid inadvertently deposited in Collection Account                         0.00
  REMAINING AVAILABLE FUNDS                                                           4,095,757.31

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                  42,669.16
     Unreimbursed Servicer Advances paid                                                 42,669.16
                                                                                      ------------
       Unreimbursed Servicer Advances remaining unpaid                                        0.00
  REMAINING AVAILABLE FUNDS                                                           4,053,088.15

SERVICER FEES
     Servicer Fees due                                                                   62,271.77
     Servicer Fees paid                                                                  62,271.77
                                                                                      ------------
       Servicer Fees remaining unpaid                                                         0.00
  REMAINING AVAILABLE FUNDS                                                           3,990,816.38

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                0.00
  REMAINING AVAILABLE FUNDS                                                           3,990,816.38

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
       Indenture Trustee Fee remaining unpaid                                                 0.00
  REMAINING AVAILABLE FUNDS                                                           3,990,399.71

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                     0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                           75,000.00
     Total Indenture Trustee Expenses paid                                                    0.00
                                                                                      ------------
       Indenture Trustee Expenses unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                           3,990,399.71

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                        234,061.12
     Class A-1 Note Interest paid                                                       234,061.12
                                                                                      ------------
       Class A-1 Interest remaining unpaid                                                    0.00
     Class A-2 Note Interest due                                                        644,910.00
     Class A-2 Note Interest paid                                                       644,910.00
                                                                                      ------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


       Class A-2 Interest remaining unpaid                                            0.00
  REMAINING AVAILABLE FUNDS                                                   3,111,428.60

CLASS B NOTE INTEREST
     Class B Note Interest due                                                   81,835.08
     Class B Note Interest paid                                                  81,835.08
                                                                             -------------
       Class B Note Interest remaining unpaid                                         0.00
REMAINING AVAILABLE FUNDS                                                     3,029,593.51

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date           37,499,778.69
     Class A-1 Base Principal Distribution due                                2,782,106.22
     Class A-1 Base Principal Distribution Amount paid                        2,782,106.22
                                                                             -------------
       Class A-1 Base Principal Distribution remaining unpaid                         0.00
       Class A-1 Note Principal Balance after distribution on Payment Date   34,717,672.47

     Class A-2 Note Principal Balance as of preceding Payment Date           99,600,000.00
     Class A-2 Base Principal Distribution due                                        0.00
     Class A-2 Base Principal Distribution Amount paid                                0.00
                                                                             -------------
       Class A-2 Base Principal Distribution remaining unpaid                         0.00
       Class A-2 Note Principal Balance after distribution on Payment Date   99,600,000.00
  REMAINING AVAILABLE FUNDS                                                     247,487.29

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date             12,352,465.58
     Class B Base Principal Distribution due                                    223,951.28
     Class B Base Principal Distribution paid                                   223,951.28
                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                           0.00
       Class B Note Principal Balance after distribution on Payment Date     12,128,514.30
  REMAINING AVAILABLE FUNDS                                                      23,536.01

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                              23,536.01
  REMAINING AVAILABLE FUNDS                                                           0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                      0.00
     Remaining Indenture Trustee Expenses paid                                        0.00
                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                    0.00
  REMAINING AVAILABLE FUNDS                                                           0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                            0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED APRIL 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                    1,848,116.42
      Plus: Earnings for Collection Period per Section 3.04(b)                               2,729.37
      Less: Withdrawal per Section 3.04(c)                                                 597,737.85
        Ending Reserve Account Balance                                                   1,253,107.94

LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                     --
      Plus: Earnings for Collection Period                                                         --
      Plus: Additions from draws under Section 3.08(b)                                             --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                          --
        Ending Letter of Credit Account Balance                                                    --

SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)      23,536.01
      Supplemental Interest Reserve Account Addition (Upto Supplemental Interest            23,536.01
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                     --


      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                1,121,916.81
        Plus: Additions (Up to 1% of Initial ADCPB)                                         23,536.01
        Plus: Earnings for Collection Period                                                 1,633.57
        Less: Required Distributions, To Collection Account                                        --
          Ending Supplemental Interest Reserve Account Balance                           1,147,086.39

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                     149,452,244.28
      ADCPB, end of Collection Period                                           146,446,186.78
                                                                               ---------------
        Base Principal Amount                                                     3,006,057.50

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period             1,700,881.66
      Servicing Advances collected during the current Collection Period           1,658,212.50
                                                                               ---------------
        Unreimbursed Servicing Advances as of current Determination Date             42,669.16


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                    149,452,244.28
      Servicer Fee Rate                                                                  0.500%
      One-twelfth                                                                         1/12
                                                                               ---------------
      Servicer Fee due current period                                                62,271.77
      Prior Servicer Fee arrearage                                                          --
                                                                               ---------------
      Servicer Fee due                                                               62,271.77


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                          416.67
      Prior Indenture Trustee Fee arrearage                                               0.00
                                                                               ---------------
      Total Indenture Trustee Fee due                                                   416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                      0.00
      Prior Indenture Trustee Expenses arrearage                                          0.00
                                                                               ---------------
      Total Indenture Trustee Expenses due                                                0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period               0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage              0.00
                                                                               ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                          0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                Beginning                                                  Total         Total
                 Initial        of Period          Interest       Current     Overdue    Interest      Interest    Interest
   Class         Balance         Balance             Rate       Interest Due  Interest      Due          Paid      Shortfall
-----------   --------------  --------------       ---------    ------------  --------  ----------    ----------   ---------
    A-1        75,000,000.00   37,499,778.69        7.490%      234,061.12      0.00    234,061.12    234,061.12     0.00
    A-2        99,600,000.00   99,600,000.00        7.770%      644,910.00      0.00    644,910.00    644,910.00     0.00
-----------   --------------  --------------        -----       ----------      ----    ----------    ----------     ----
  Class A     174,600,000.00  137,099,778.69                    878,971.12      0.00    878,971.12    878,971.12     0.00
-----------   --------------  --------------        -----       ----------      ----    ----------    ----------     ----
     B         14,052,729.00   12,352,465.58        7.950%       81,835.08      0.00     81,835.08     81,835.08     0.00
-----------   --------------  --------------        -----       ----------      ----    ----------    ----------     ----
Total Notes   188,652,729.00  149,452,244.28                    960,806.20      0.00    960,806.20    960,806.20     0.00
-----------   --------------  --------------        -----       ----------      ----    ----------    ----------     ----

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning         Current                        End               Ending
                of Period        Principal      Principal     of Period         Certificate
   Class         Balance            Due           Paid         Balance            Factor
-----------   --------------    ------------  ------------  --------------      -----------
    A-1        37,499,778.69    2,782,106.22  2,782,106.22   34,717,672.47       0.46290230
    A-2        99,600,000.00            0.00          0.00   99,600,000.00       1.00000000
  Class A     137,099,778.69    2,782,106.22  2,782,106.22  134,317,672.47
-----------   --------------    ------------  ------------  --------------      -----------
     B         12,352,465.58      223,951.28    223,951.28   12,128,514.30       0.86307181
-----------   --------------    ------------  ------------  --------------      -----------
Total Notes   149,452,244.28    3,006,057.50  3,006,057.50  146,446,186.78
-----------   --------------    ------------  ------------  --------------      -----------

                                Beginning                  Base Principal     Principal
                Principal       of Period       Overdue     Distribution       Payment
                 Percent         Balance       Principal      Amount            Amount
                 -------         -------       ---------   --------------    ------------
Class A          92.55%       137,099,778.69     0.00       2,782,106.22     2,782,106.22
Class B           7.45%        12,352,465.58     0.00         223,951.28       223,951.28
-------          -----        --------------     ----       ------------     ------------

Base Principal Amount:          3,006,057.50
Gross Charge Off Event?                   No
Available Funds less Fees:      3,990,399.71

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                         Yes/No
                                                                         ------
    a)  Failure to distribute to the Noteholders all or part
        of any payment of Interest required to be made under
        the terms of such Notes or the Indenture when due;
        and,                                                              No

    b)  Failure to distribute to the Noteholders (x) on any
        Payment Date, an amount equal to the principal due
        on the Outstanding Notes as of such Payment Date to
        the extent that sufficient Available Funds are on
        deposit in the Collection Account of (y) on the
        Class A-1 Maturity Date, the Class A-2 Maturity
        Date, the Class B Maturity Date, as the case may be,
        on any remaining principal owed on the outstanding
        Class A-1 Notes, Class A-2 Notes, Class B Notes, as
        the case may be.                                                  No

    c)  Failure on the part of the Trust duly to observe or
        perform in any material respect any other Covenants
        or Agreements.                                                    No

    d)  The Trust shall consent to the appointment of a
        Custodian, Receiver, Trustee, or Liquidator, etc.                 No

    e)  The Trust shall file a voluntary petition in
        bankruptcy or a voluntary petition or answer seeking
        reorganization in a proceeding under any bankruptcy
        laws etc.                                                         No

    f)  A petition against the Trust in a proceeding under
        applicable bank laws or other insolvency laws, as
        now or hereafter in effect, shall be filled and
        shall be consented to by the Trust or shall not be
        stayed, withdrawn, or dismissed within 60 days
        thereafter, etc.                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                              Event                                                   Yes/No
     -------                              -----                                                   ------
     6.01(i)   Failure to make payment, deposit, transfer, or delivery required                     No
     6.01(ii)  Failure to submit Monthly Statement                                                  No
     6.01(iii) Failure to Observe Covenants or Agreements in Transaction Documents                  No
     6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                        No
     6.01(v)   Servicer files a voluntary petition for bankruptcy                                   No
     6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
               dismissed within 60 days                                                             No
     6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement            No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                             144,918,949.46            98.96%
                       31 - 60 days past due                                                 1,141,946.27             0.78%
                       61 - 90 days past due                                                   385,291.05             0.26%
                       91+ days past due                                                             0.00             0.00%
                                                                                           --------------
                                                                                           146,446,186.78


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                     597,737.85
                        Total Defaulted Contracts                                                              3,732,660.47
                      Recoveries from Reserve Account for Current Period                                         597,737.85
                        Total Recoveries from Lessees                                                            223,797.44
                        Total Recoveries from Reserve Account                                                  3,508,863.03
                      Net Remaining Defaulted                                                                          0.00
                      Recoveries from Source Recourse (Up to Available Source Recourse)                                0.00
                      Recoveries from Draw on Letter of Credit Account                                                 0.00


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                   19,238,909.32
                      Beginning % available under 10% limited recourse                                              10.0000%
                      Current months buy backs under 10% limited recourse obligation                                   0.00
                      Cumulative amount bought back under 10% limited recourse obligation                              0.00
                      Cumulative % bought back under 10% limited recourse obligation                                0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                              20,000,000.00
                      Amount of step down in the Letters of Credit                                                     0.00
                      Ending Value of the 2 Letters of Credit                                                 20,000,000.00

LETTER OF CREDIT DRAW EVENTS                                                                                  (NO/YES)
                                                                                                              --------
                      (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):     No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys
                      and S&P respectively) No Bank One (Downgraded below Aa/A
                      by Moodys and S&P respectively) No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:          No
                      Deposit full amount of relevant LOC:

                      Draw on Letters of Credit?                                                                  No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account          0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


GROSS CHARGE EVENT CALCULATION:                                           Result
                                                                          ------
                      Defaulted Contracts Current Period                   597,738
                      Total Defaulted Contracts Prior Period             3,134,923
                                                                       -----------
                      Total ADCPB of all Defaulted Contracts             3,732,660
                      Total Initial ADCPB                              188,652,729
                                                                       -----------
                      % Total Defaulted                                      1.98%
                      Maximum Allowed                                       10.00%

Gross Charge Off Event:                                                     No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002  **


Available Amount to Note Holders:                                                       4,874,761.24
Reserve Account balance, beginning                                                        114,227.07

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                    --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                   --
(iii)     Aggregate of:
            (a) Unreimbursed Servicer Advances                                             19,349.28
            (b) Servicer Fees from current and prior Collection Period                     44,409.33
            (c) Servicing Charges inadvertently deposited in Collection Account                   --
(iv)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees         416.67
(v)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                           --

(vi)      Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                               --
            Class A-2 Note Interest                                                               --
            Class A-3 Note Interest                                                       239,177.57
            Class A-4 Note Interest                                                       210,522.36
(vii)     Class B Note Interest                                                            98,955.89
(viii)    Class C Note Interest                                                            62,659.33
(ix)      Class D Note Interest                                                            28,489.54

(x)       Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                               --
            Class A-2 Principal Distribution Amount                                               --
            Class A-3 Principal Distribution Amount                                     3,304,410.12
            Class A-4 Principal Distribution Amount                                               --
(xi)      Class B Base Principal Distribution Amount                                      425,004.52
(xii)     Class C Base Principal Distribution Amount                                      255,002.71
(xiii)    Class D Base Principal Distribution Amount                                       85,000.91
(xv)      Class E Note Interest                                                            18,487.12
(xvi)     Class E Principal Distribution Amount                                            82,875.88
(xviii)   Reserve Account Reimbursement/(Withdrawal)                                            0.00
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)           --
(xx)      Remaining Amount to Residual Holder                                                     --


Reserve Account balance, ending                                                           114,335.27

Disbursements from Reserve Account:
          Interest earned on Reserve Account to Residual Holder                                   --

          Reviewed By:



          ---------------------------------------------------------------------
          JOEL CAPPON
          CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2002                                   118,257.52
     Investment earnings on amounts in Collection Account                                 1,200.92
     Payments due Collection Account from last 3 business days of Collection Period   1,098,775.23
     Amounts inadvertently deposited into collection account                                    --
     Additional contribution for terminated trade-ups and rebooked leases                 1,373.41
     Servicer Advance on current Determination Date                                   3,655,154.16
                                                                                      ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                  4,874,761.24
     Investment earnings on amounts in Reserve Account                                      108.20
     Reserve Account balance                                                            114,227.07
                                                                                      ------------
     TOTAL AVAILABLE FUNDS                                                            4,989,096.51

Initial Unpaid Amounts inadvertently deposited in Collection Account                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           4,989,096.51

Indemnity Payments paid inadvertently deposited in Collection Account                           --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           4,989,096.51

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                  19,349.28
     Unreimbursed Servicer Advances paid                                                 19,349.28
                                                                                      ------------
       Unreimbursed Servicer Advances remaining unpaid                                          --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           4,969,747.23

SERVICER FEES
     Servicer Fees due                                                                   44,409.33
     Servicer Fees paid                                                                  44,409.33
                                                                                      ------------
       Servicer Fees remaining unpaid                                                           --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           4,925,337.89

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           4,925,337.89

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
       Indenture Trustee Fee remaining unpaid                                                   --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           4,924,921.23

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                       --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                  75,000.00
                                                                                      ------------
     Total Indenture Trustee Expenses paid                                                      --
                                                                                      ------------
     Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                           4,924,921.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                    --
     Class A-2 Note Interest                                                    --
     Class A-3 Note Interest                                            239,177.57
     Class A-4 Note Interest                                            210,522.36
       Total Class A Interest due                                       449,699.93
                                                                     -------------
  REMAINING AVAILABLE FUNDS                                           4,475,221.29

CLASS B NOTE INTEREST
     Class B Note Interest due                                           98,955.89
     Class B Note Interest paid                                          98,955.89
                                                                     -------------
       Class B Note Interest remaining unpaid                                   --
                                                                     -------------
  REMAINING AVAILABLE FUNDS                                           4,376,265.40

CLASS C NOTE INTEREST
     Class C Note Interest due                                           62,659.33
     Class C Note Interest paid                                          62,659.33
                                                                     -------------
       Class C Note Interest remaining unpaid                                   --
                                                                     -------------
  REMAINING AVAILABLE FUNDS                                           4,313,606.07

CLASS D NOTE INTEREST
     Class D Note Interest due                                           28,489.54
     Class D Note Interest paid                                          28,489.54
                                                                     -------------
       Class D Note Interest remaining unpaid                                   --
                                                                     -------------
  REMAINING AVAILABLE FUNDS                                           4,285,116.53

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                   3,271,210.38
     Class A Note Principal Balance as of preceding Payment Date     71,735,751.66
                                                                     -------------
     Class A Base Principal Distribution Amount paid                  3,271,210.38
                                                                     -------------
       Class A Base Principal Distribution Amount remaining unpaid              --
     Class A-1 Note Principal Balance as of preceding Payment Date              --
     Class A-1 Base Principal Distribution Amount paid                          --
                                                                     -------------
       Class A-1 Note Principal Balance after distribution                      --
                                                                     -------------
     Remaining Class A Base Principal Distribution Amount             3,271,210.38
                                                                     -------------
     Class A-2 Note Principal Balance as of preceding Payment Date              --
     Class A-2 Base Principal Distribution Amount paid                          --
                                                                     -------------
       Class A-2 Note Principal Balance after distribution                      --
     Remaining Class A Base Principal Distribution Amount             3,271,210.38
                                                                     -------------
     Class A-3 Note Principal Balance as of preceding Payment Date   38,319,504.66
     Class A-3 Base Principal Distribution Amount paid                3,271,210.38
                                                                     -------------
       Class A-3 Note Principal Balance after distribution           35,048,294.27
     Remaining Class A Base Principal Distribution Amount                       --
                                                                     -------------
     Class A-4 Note Principal Balance as of preceding Payment Date   33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                          --
                                                                     -------------
       Class A-4 Note Principal Balance after distribution           33,416,247.00
  REMAINING AVAILABLE FUNDS                                           1,013,906.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date           15,282,763.36
     Class B Base Principal Distribution due                                  420,734.45
     Class B Base Principal Distribution paid                                 420,734.45
                                                                           -------------
       Class B Base Principal Distribution remaining unpaid                           --
       Class B Note Principal Balance after distribution on Payment Date   14,862,028.91
  REMAINING AVAILABLE FUNDS                                                   593,171.69

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date            9,169,658.16
     Class C Base Principal Distribution due                                  252,440.68
     Class C Base Principal Distribution paid                                 252,440.68
                                                                           -------------
       Class C Base Principal Distribution remaining unpaid                           --
       Class C Note Principal Balance after distribution on Payment Date    8,917,217.48
  REMAINING AVAILABLE FUNDS                                                   340,731.01

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date            2,970,239.09
     Class D Base Principal Distribution due                                   84,146.90
     Class D Base Principal Distribution paid                                  84,146.90
                                                                           -------------
       Class D Base Principal Distribution remaining unpaid                           --
       Class D Note Principal Balance after distribution on Payment Date    2,886,092.19
  REMAINING AVAILABLE FUNDS                                                   256,584.12

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                            --
     Class A-1 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-1 Note Principal Balance after Reallocation                            --
  Remaining Available Funds                                                   256,584.12
                                                                           -------------
     Class A-2 Note Principal Balance after Base Principal                            --
     Class A-2 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-2 Note Principal Balance after Reallocation                            --
  Remaining Available Funds                                                   256,584.12
                                                                           -------------
     Class A-3 Note Principal Balance after Base Principal                 35,048,294.27
     Class A-3 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-3 Note Principal Balance after Reallocation                 35,048,294.27
  Remaining Available Funds                                                   256,584.12
                                                                           -------------
     Class A-4 Note Principal Balance after Base Principal                 33,416,247.00
     Class A-4 Reallocated Principal Distribution                                     --
                                                                           -------------
       Class A-4 Note Principal Balance after Reallocation                 33,416,247.00
  REMAINING AVAILABLE FUNDS                                                   256,584.12

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                   14,862,028.91
     Class B Reallocated Principal Distribution paid                                  --
                                                                           -------------
       Class B Note Principal Balance after Reallocation                   14,862,028.91
  REMAINING AVAILABLE FUNDS                                                   256,584.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                    8,917,217.48
     Class C Reallocated Principal Distribution paid                                  --
                                                                           -------------
       Class C Note Principal Balance after Reallocation                    8,917,217.48
  REMAINING AVAILABLE FUNDS                                                   256,584.12

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                    2,886,092.19
     Class D Reallocated Principal Distribution paid                                  --
       Class D Note Principal Balance after Reallocation                    2,886,092.19
  REMAINING AVAILABLE FUNDS                                                   256,584.12

CLASS E NOTE INTEREST
     Class E Note Interest due                                                 18,487.12
     Class E Note Interest paid                                                18,487.12
                                                                           -------------
       Class E Note Interest remaining unpaid                                         --
                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                   238,097.00

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date            2,884,856.02
     Class E Base Principal Distribution due                                   82,043.22
     Class E Base Principal Distribution paid                                  82,043.22
                                                                           -------------
       Class E Base Principal Distribution remaining unpaid                           --
       Class E Note Principal Balance after distribution on Payment Date    2,802,812.80
  REMAINING AVAILABLE FUNDS                                                   156,053.78

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                    2,802,812.80
     Class E Reallocated Principal Distribution paid                                  --
       Class E Note Principal Balance after Reallocation                    2,802,812.80
  REMAINING AVAILABLE FUNDS                                                   156,053.78

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                     --
     Class A-1 Supplemental Principal Distribution                                    --
                                                                           -------------
       Class A-1 Note Principal Balance after Supplemental                            --
  Remaining Available Funds                                                   156,053.78
                                                                           -------------
     Class A-2 Note Principal Balance after Reallocated Principal                     --
     Class A-2 Supplemental Principal Distribution                                    --
                                                                           -------------
       Class A-2 Note Principal Balance after Supplemental                            --
  Remaining Available Funds                                                   156,053.78
                                                                           -------------
     Class A-3 Note Principal Balance after Reallocated Principal          35,048,294.27
     Class A-3 Supplemental Principal Distribution                             33,199.73
                                                                           -------------
       Class A-3 Note Principal Balance after Supplemental                 35,015,094.54
  Remaining Available Funds                                                   122,854.04
                                                                           -------------
     Class A-4 Note Principal Balance after Reallocated Principal          33,416,247.00
     Class A-4 Supplemental Principal Distribution                                    --
                                                                           -------------
       Class A-4 Note Principal Balance after Supplemental                 33,416,247.00
  REMAINING AVAILABLE FUNDS                                                   122,854.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal   14,862,028.91
     Class B Supplemental Principal Distribution paid                  4,270.06
                                                                  -------------
       Class B Note Principal Balance after Supplemental          14,857,758.84
  REMAINING AVAILABLE FUNDS                                          118,583.98

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal    8,917,217.48
     Class C Supplemental Principal Distribution paid                  2,562.04
                                                                  -------------
       Class C Note Principal Balance after Supplemental           8,914,655.45
  REMAINING AVAILABLE FUNDS                                          116,021.94

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal    2,886,092.19
     Class D Supplemental Principal Distribution paid                    854.01
                                                                  -------------
       Class D Note Principal Balance after Supplemental           2,885,238.17
  REMAINING AVAILABLE FUNDS                                          115,167.93

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal    2,802,812.80
     Class E Supplemental Principal Distribution paid                    832.66
                                                                  -------------
       Class E Note Principal Balance after Supplemental           2,801,980.14
  REMAINING AVAILABLE FUNDS                                          114,335.27

RESERVE FUND
     Required Reserve Fund Amount                                  2,114,952.31
     Reserve Account Balance, Ending                                 114,335.27
     Reserve Account Deposit/(Withdrawal)                                  0.00
                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                  --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                             --
     Remaining Indenture Trustee Expenses paid                               --
                                                                  -------------
     Remaining Indenture Trustee Expenses unpaid                             --
  REMAINING AVAILABLE FUNDS                                                  --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                     106,582,401.59
     ADCPB, end of Collection Period                                           102,375,057.04
                                                                              ---------------
       Base Principal Amount                                                     4,207,344.55

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period             4,273,221.57
     Servicing Advances collected during the current Collection Period           4,253,872.29
                                                                              ---------------
       Unreimbursed Servicing Advances as of current Determination Date             19,349.28


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                    106,582,401.59
     Servicer Fee Rate                                                                  0.500%
     One-twelfth                                                                         1/12
                                                                              ---------------
     Servicer Fee due current period                                                44,409.33
     Prior Servicer Fee arrearage                                                          --
                                                                              ---------------
     Servicer Fee due                                                               44,409.33

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                          416.67
     Prior Indenture Trustee Fee arrearage                                                 --
                                                                              ---------------
     Total Indenture Trustee Fee due                                                   416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                        --
     Prior Indenture Trustee Expenses arrearage                                            --
                                                                              ---------------
     Total Indenture Trustee Expenses due                                                  --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                 --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                --
                                                                              ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                            --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                   93,731,432.65           91.54%
     31 - 60 days past due                                      4,634,022.50            4.53%
     61 - 90 days past due                                      1,481,239.19            1.45%
     91+ days past due                                          2,552,677.05            2.49%
                                                              --------------
                                                              102,399,371.39

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                              296,434.73
     Less Recoveries                                                               281,449.38
                                                                               --------------
     Total Charge Offs for the period                                               14,985.35

     End of Month ADCPB                                                        102,375,057.04
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                    0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                  Initial           of Period         Interest                     Interest
   Class          Balance             Balance           Rate       Interest Due      Paid
-----------    --------------     --------------      --------     ------------   ----------
    A-1         50,018,622.00               0.00        6.938%            0.00           0.00
    A-2         29,609,332.00               0.00        7.350%            0.00           0.00
    A-3         51,393,341.00      38,319,504.66        7.490%      239,177.57     239,177.57
    A-4         33,416,247.00      33,416,247.00        7.560%      210,522.36     210,522.36
-----------    --------------     --------------       ------       ----------     ----------
  Class A      164,437,542.00      71,735,751.66         7.52%      449,699.93     449,699.93
-----------    --------------     --------------       ------       ----------     ----------
     B          21,149,523.00      15,282,763.36        7.770%       98,955.89      98,955.89
     C          12,689,714.00       9,169,658.16        8.200%       62,659.33      62,659.33
     D           4,229,905.00       2,970,239.09       11.510%       28,489.54      28,489.54
     E           4,124,157.00       2,884,856.02        7.690%       18,487.12      18,487.12
-----------    --------------     --------------       ------       ----------     ----------
Total Notes    206,630,841.00     102,043,268.28         7.74%      658,291.82     658,291.82
-----------    --------------     --------------       ------       ----------     ----------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning          (Monthly)      (Reallocated) (Supplemental)   Total             End           Ending
                  of Period           Principal       Principal      Principal    Principal       of Period      Certificate
   Class           Balance              Paid             Paid           Paid        Paid            Balance         Factor
-----------    --------------       ------------     ------------- ------------- ------------    -------------   -----------
    A-1                  0.00               0.00          0.00            0.00           0.00             0.00    0.0000000
    A-2                  0.00               0.00          0.00            0.00           0.00             0.00    0.0000000
    A-3         38,319,504.66       3,271,210.38          0.00       33,199.73   3,304,410.12    35,015,094.54    0.6813158
    A-4         33,416,247.00               0.00          0.00            0.00           0.00    33,416,247.00    1.0000000
-----------    --------------       ------------          ----       ---------   ------------    -------------
  Class A       71,735,751.66       3,271,210.38          0.00       33,199.73   3,304,410.12    68,431,341.54
-----------    --------------       ------------          ----       ---------   ------------    -------------
     B          15,282,763.36         420,734.45          0.00        4,270.06     425,004.52    14,857,758.84    0.7025104
     C           9,169,658.16         252,440.68          0.00        2,562.04     255,002.71     8,914,655.45    0.7025104
     D           2,970,239.09          84,146.90          0.00          854.01      85,000.91     2,885,238.17    0.6821047
     E           2,884,856.02          82,043.22          0.00          832.66      82,875.88     2,801,980.14    0.6794068
-----------    --------------       ------------          ----       ---------   ------------    -------------
Total Notes    102,043,268.28       4,110,575.63          0.00       41,718.51   4,152,294.14    97,890,974.14
-----------    --------------       ------------          ----       ---------   ------------    -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2002


PRINCIPAL PAYMENT CALCULATION

                                Investor          Investor      Investor                      Supplemental
                (defined)        Monthly        Reallocated   Supplemental    Total            Percentage
                  Class        Principal        Principal      Principal     Principal        of Principal
   Class        Percentage       Amount           Amount         Amount       Amount           Allocated
   -----        ----------    ------------      -----------    ---------   ------------       ------------
     A           77.75%       3,271,210.38          0.00       33,199.73   3,304,410.12           79.58%
     B           10.00%         420,734.45          0.00        4,270.06     425,004.52           10.24%
     C            6.00%         252,440.68          0.00        2,562.04     255,002.71            6.14%
     D            2.00%          84,146.90          0.00          854.01      85,000.91            2.05%
     E            1.95%          82,043.22          0.00          832.66      82,875.88            2.00%
                 -----        ------------          ----       ---------   ------------          ------
                              4,110,575.63          0.00       41,718.51   4,152,294.14          100.00%
                 -----        ------------          ----       ---------   ------------          ------

FLOOR CALCULATION

                  Class           Floor Hit?         Floored
   Class         Floors             (Y/N)          Prin Amount
   -----         ------           ---------        -----------
     A                                                  N/A
     B             --                 No            420,734.45
     C             --                 No            252,440.68
     D             --                 No             84,146.90
     E             --                 No             82,043.22

(Retained) Certificate Balance      4,539,133.31
Initial OC Percentage                      2.30%

Overcollateralization Balance (prior)             4,539,133.31
Overcollateralization Balance (current)           4,484,082.90
Unfunded Loss Amount                                 17,105.81
Cumulative Loss Amount                            2,381,032.48
Available Funds+Collection Account-Servicing      4,810,585.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2002

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                          Yes/No
                                                                          ------
   A) Failure to distribute to the Noteholders all or part
   of any payment of Interest required to be made under the
   terms of such Notes or the Indenture when due; and,                      No

   B) Failure to distribute to the Noteholders (x) on any
   Payment Date, an amount equal to the principal due on the
   Outstanding Notes as of such Payment Date to the extent
   that sufficient Available Funds are on deposit in the
   Collection Account of (y) on the Class A-1 Maturity Date,
   the Class A-2 Maturity Date, the Class A-3 Maturity Date,
   the Class A-4 Maturity Date, the Class B Maturity Date,
   the Class C Maturity Date, the Class D Maturity Date, or
   the Class E Maturity Date, as the case may be, on any
   remaining principal owed on the outstanding Class A-1
   Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
   Class B Notes, Class C Notes, Class D Notes, or Class E
   Notes, as the case may be.                                               No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                               Event                                                        Yes/No
      -------                               -----                                                        ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                           No
    6.01(ii)    Failure to submit Monthly Statement                                                        No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                  dismissed within 60 days                                                                 No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No